UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2013

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15835 Park Ten Place Drive Houston, Texas	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 749-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Shareholders of Atwood Oceanics, Inc. (the “Company”) held on February 14, 2013 (the “Annual Meeting”), the shareholders voted on the following matters:

•	Election of seven director nominees;

•	Approval, by non-binding, advisory vote, of the compensation of the Company’s named executive officers;

•	Approval of the Company’s 2013 Long-Term Incentive Plan;

•	Approval of the amendment and restatement of the Company’s Certificate of Formation which, among other things, removes the requirement that our Board of Directors be fixed at seven members; and

•	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2013.

No other matters were presented for a vote at the Annual Meeting. As of the record date for the Annual Meeting, December 18, 2012, there were 65,630,331 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of a total of 62,446,090 shares of common stock were present in person or by proxy at the Annual Meeting. A quorum being present, the voting results for the matters above were as follows:

1.	Election of Directors.

Name	For	Withheld	Broker Non-Votes
Deborah A. Beck	57,588,570	1,424,007	3,433,513
George S. Dotson	57,217,775	1,794,802	3,433,513
Jack E. Golden	57,593,211	1,419,366	3,433,513
Hans Helmerich	56,867,371	2,145,206	3,433,513
James R. Montague	57,591,068	1,421,509	3,433,513
Robert J. Saltiel	57,956,888	1,055,689	3,433,513
Phil D. Wedemeyer	57,436,677	1,575,900	3,433,513

2.	Approval of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
56,627,597	2,067,749	317,231	3,433,513

3.	Approval of the 2013 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
55,434,262	3,258,902	319,413	3,433,513

4.	Approval of the Amendment and Restatement of the Company’s Certificate of Formation.

For	Against	Abstain	Broker Non-Votes
44,921,459	13,796,440	294,678	3,433,513

5.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for Fiscal Year 2013.

For	Against	Abstain
59,457,082	2,581,719	407,289

Item 8.01 Other Events

At the Annual Meeting, the shareholders of the Company approved the proposed Amended and Restated Certificate of Formation (the “Amended Certificate of Formation”), which amends the Company’s then existing Amended and Restated Certificate of Formation to remove the requirement that the Board of Directors of the Company be fixed at seven members, effect a change to the Company’s registered agent and facilitate other ministerial changes. On February 14, 2013, the Company filed the Amended Certificate of Formation with the Secretary of State of the State of Texas. The Amended Certificate of Formation became effective upon filing.

The summary description of the Amended Certificate of Formation set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Certificate of Formation, filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Formation dated February 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.

By:	/s/ Mark L. Mey
Mark L. Mey
Senior Vice President

Date: February 14, 2013

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